UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2011

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountants.

On August 23, 2011, upon the recommendation and approval of the Audit Committee of the Board of Directors of NeoStem, Inc. (“NeoStem” or the “Company”), Grant Thornton LLP was engaged to serve as NeoStem’s independent registered public accounting firm for the fiscal year ending December 31, 2011, commencing with the interim period ending September 30, 2011.

During NeoStem’s fiscal years ended December 31, 2009 and December 31, 2010, and the subsequent interim period through August 23, 2011, neither NeoStem nor anyone on NeoStem’s behalf consulted with Grant Thornton LLP regarding:  (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on NeoStem’s financial statements, and Grant Thornton LLP did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Grant Thornton LLP concluded was an important factor considered by NeoStem in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a "reportable event," as described in Item 304(a)(1)(v) of Regulation S-K.

A copy of NeoStem’s press release dated August 23, 2011 announcing the engagement of Grant Thornton LLP is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management’s judgment regarding future events.  Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than the statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”).

Additional Information About the Merger and Where to Find It

This Current Report on Form 8-K, including Exhibit 99.1 hereto, may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between the Company and Amorcyte, Inc. pursuant to the Agreement and Plan of Merger, dated as of July 13, 2011, by and among the Company, Amorcyte, Inc., Amo Acquisition Company I, Inc. and Amo Acquisition Company II, LLC (the “Merger Agreement”).  The directors and officers of each of NeoStem and Amorcyte may be deemed to be participants in the solicitation of proxies from the holders of the common stock of NeoStem, par value $0.001 per share (the “Common Stock”) in respect of the proposed Merger.  Information about the directors and executive officers of NeoStem is set forth in Amendment No. 1 to NeoStem’s Annual Report on Form 10-K/A for the year ended December 31, 2010 filed with the SEC on May 2, 2011.  Investors may obtain additional information regarding NeoStem and its directors and officers, and Amorcyte and its Board of Directors and executive officers, in connection with the proposed Merger by reading the S-4 and the prospectus/joint proxy statement contained therein, when it becomes available.  The S-4 will contain a prospectus/joint proxy statement pertaining to (a) the annual meeting of stockholders of NeoStem at which NeoStem’s stockholders will be asked to approve the issuance of NeoStem securities in connection with the Merger and (b) the special meeting of stockholders of Amorcyte at which Amorcyte’s stock holders will be asked to approve the Merger Agreement and Merger.  At the appropriate time, NeoStem and Amorcyte will mail the joint proxy statement/prospectus to their stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).  You may also obtain these documents, free of charge, from NeoStem’s website (www.neostem.com) under the tab “Investors” and then under the heading “SEC Filings.”

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated August 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Robin L. Smith, M.D.
Name: Robin L. Smith, M.D.
Title: Chief Executive Officer

Dated:  August 23, 2011